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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                               November 19, 1997


                                MAIL-WELL, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                   COLORADO
                 (State or Other Jurisdiction of Incorporation)

            0-26692                             84-1250533
     (Commission File Number)      (IRS Employer Identification Number)

                  23 INVERNESS WAY EAST, ENGLEWOOD, CO  80112
             (Address of principal executive offices)   (Zip Code)

                                  303-790-8023
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

         The purpose for this Form 8-K filing is to file with the Securities and Exchange Commission (the "SEC") an opinion of counsel as to the legality of the 5% Convertible Subordinated Notes due 2002 (the "Notes") being issued by the Company on November 19, 1997 and the Common Stock of the Company into which such Notes are convertible (the "Underlying Common Stock"). The Notes and Underlying Common Stock were registered with the SEC on a Form S-3 Registration Statement (File No 333-36337) which Registration Statement incorporates by reference this Form 8-K and the opinion attached as Exhibit 1 hereto.

Exhibits

1. Opinion of Rothgerber, Appel, Powers and Johnson as to the legality of the 5% Convertible Subordinate Notes and Underlying Common Stock.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized


                                                Mail-Well, Inc.
                                                ---------------
                                                  (Registrant)


                                                /s/  Gerald F. Mahoney
                                                ----------------------
                                                  Chairman and CEO

Date:  November 19, 1997